NATIXIS FUNDS

Supplement dated September 15, 2008, to Natixis Funds Statement of Additional Information-Part II dated

May 1, 2008, as may be revised and supplemented from time to time.

This document supplements the Natixis Funds Statement of Additional Information Part II dated May 1, 2008, as revised and supplemented from time to time (the “SAI”), to update certain information with respect to the Hansberger International Fund and Vaughan Nelson Small Cap Value Fund and to update certain other information relating to all the Funds included in the SAI.

Effective immediately, the date of the SAI with respect to the Hansberger International Fund and Vaughan Nelson Small Cap Value Fund is hereby amended to September 15, 2008. With respect to each other Fund included in the SAI, the date of the SAI Part II remains May 1, 2008.

Effective immediately, the second paragraph on the cover page is amended to include the following:

The Hansberger International Fund’s and Vaughan Nelson Small Cap Value Fund’s financial statements and accompanying notes that appear in the Funds’ annual and semi-annual reports are incorporated by reference into Part I of this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at www.funds.natixis.com.

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Effective immediately, the following is inserted immediately following the “Preferred Stock” sub-section within the “Types of Securities” section:

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid unless the adviser has determined, under guidelines established by the Trusts’ Board of Trustees, that the particular issue is liquid.

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Effective immediately, the paragraph entitled “Risks” within the “U.S. Government Securities” sub-section of the “TYPES OF SECURITIES” section is amended and restated as follows:

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Instead, they are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities. If a government sponsored entity is unable to meet its obligations, the performance of a fund that holds securities of the entity will be adversely affected.

The FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities have fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over the FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

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Effective immediately, the table in the sub-section “Trustees and Officers” within the “Management of the Trusts” section is amended to reflect the number of portfolios in the Fund Complex overseen by the Trustees to be 39.

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Effective immediately, the third paragraph of the “Investment Advisory and Other Services” section is amended and restated as follows:

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $291.4 billion in assets under management or administration as of March 31, 2008.

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Effective immediately, the first paragraph of the “FINANCIAL STATEMENTS” section is amended and restated as follows:

The financial statements, financial highlights and the reports of the independent registered public accounting firm included in the Funds’ annual reports dated December 31, 2007 (January 31, 2008 for Real Estate Fund),) and, as applicable, in the semi-annual reports for the six months ended June 30, 2008 (except for Real Estate Fund) are also incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Funds’ website at www.funds.natixis.com. The annual and semiannual reports are also available on-line at the SEC’s website at www.sec.gov.